UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)          NOVEMBER 1, 1999
                                                          ----------------


                         LASER MORTGAGE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)


    MARYLAND                             001-13563                22-353916
(State or other jurisdiction of         (Commission             (IRS Employer
    incorporation)                       File Number)            ID Number)

     65 EAST 55TH STREET, NEW YORK, NEW YORK                          10022
       (Address of principal executive offices)                     (Zip Code)


     Registrant's Telephone Number, including area code:     (212) 758-6200
                                                             --------------


            151 WEST PASSAIC STREET, ROCHELLE PARK, NEW JERSEY 07062
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

          On November 1, 1999, the Registrant issued a press release announcing that:

          o Mariner Mortgage Management, L.L.C. has agreed to serve as the external manager of the Registrant and be responsible for day-to-day management of the Registrant's investments.

          o William J. Michaelcheck, the Chairman of Mariner, has been appointed President and Chief Executive Officer of the Registrant, and Frederick N. Khedouri, an independent Director of the Registrant who has been acting as non-executive President, has resigned as President and been elected Chairman of the Board of Directors.

          o The Registrant is terminating its consulting arrangement with BlackRock Financial Management, Inc. upon completion of the transition to Mariner.

          o Robert J. Gartner, who is Vice President of the Registrant and responsible for day-to-day investment decisions for the Registrant, will resign upon completion of the transition to Mariner.

          The Registrant's management estimated that as of September 30, 1999, the Registrant's net asset value per share was between $4.65 and $5.15. At that date, the Registrant estimates that its portfolio was comprised of approximately $119 million of agency guaranteed pass-through securities, $25 million of subordinate interests, $13 million of interest-only certificates, $4 million of mortgage loans and $6 million of other fixed-income assets, and that it had a total of 14,974,083 shares outstanding. The Registrant has repurchased during the first three quarters of 1999 a total of 2,844,200 shares of common stock at an average price per share of $3.50.

          The Registrant estimates that the restructuring of its management will reduce its base annual operating expenses (before incentive fees, if any) from approximately $0.14 per share to approximately $0.02 per share.

          The complete text of the press release dated November 1, 1999 is set forth as Exhibit 99.1 hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

         None.

(b) Pro Forma Financial Statements

         None.

(c) Exhibits

10.1 Management Agreement dated as of November 1, 1999 by and between the Registrant and Mariner Mortgage Management, L.L.C.

99.1      Press Release, dated November 1, 1999.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 LASER MORTGAGE MANAGEMENT, INC.

                                 By: /s/ William J. Michaelcheck
                                    ----------------------------------
                                    Name:  William J. Michaelcheck
                                    Title: President


Dated:   November 3, 1999

                                  EXHIBIT INDEX

EXHIBIT                           DESCRIPTION

10.1 Management Agreement dated as of November 1, 1999 by and between the Registrant and Mariner Mortgage Management, L.L.C.

99.1      Press Release, dated November 1, 1999.